STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

State Street U.S. Equity V.I.S. Fund

State Street S&P 500 Index V.I.S. Fund

State Street Premier Growth Equity V.I.S. Fund

State Street Small-Cap Equity V.I.S. Fund

State Street Income V.I.S. Fund

State Street Total Return V.I.S. Fund

State Street Real Estate Securities V.I.S. Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated July 27, 2017 to the Prospectus dated May 1, 2017

1)	State Street Premier Growth Equity V.I.S. Fund

William D. Sandow will join David B. Carlson as a co-portfolio manager for the State Street Premier Growth Equity V.I.S. Fund on September 1, 2017. Accordingly, effective September 1, 2017, the Prospectus is revised as follows:

On page 12 of the Prospectus, the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSGA Funds Management, Inc. (“SSGA FM”)

PORTFOLIO MANAGERS

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
David B. Carlson, CFA	19 years	Senior Managing Director at State Street Global Advisors (“SSGA”)
William D. Sandow	Less than 1 year	Vice President at SSGA

On page 49 of the Prospectus, the third paragraph of the sub-section entitled “Portfolio Management Teams” within the section entitled “About the Funds’ Portfolio Managers” is deleted in its entirety and replaced with the following:

The State Street Premier Growth Equity V.I.S. Fund is co-managed by David B. Carlson and William D. Sandow. Messrs. Carlson and Sandow both manage the Fund as a collaborative team.

The following portfolio manager biography is added to and supplements the sub-section entitled “Portfolio Management Biographies” within the section entitled “About the Funds’ Portfolio Managers,” beginning on page 50 of the Prospectus:

William D. Sandow is a Vice President of SSGA. He has served on the portfolio management team for the State Street Premier Growth Equity V.I.S. Fund since September 1, 2017. Prior to this role, since 2012, Mr. Sandow was a senior research analyst on the fundamental equity research team covering biotechnology and pharmaceutical securities globally. He joined SSGA through its acquisition of GEAM in July 2016. Prior to joining GEAM in 2012, Mr. Sandow spent seven years at Alliance Global Investors in various research and portfolio management roles. He started his investing career in 2000 at RCM Capital Management. Mr. Sandow has a BS in Accounting from Boston College and an MBA in Finance from Indiana University’s Kelley School of Business.

2)	All Funds

Effective immediately, on page 55 of the Prospectus, the final paragraph of the sub-section entitled “Purchase and Redemption of Shares” within the section entitled “Shares of the Fund” is deleted in its entirety and replaced with the following:

The Company may reject any order to purchase shares of any Fund for any reason.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE